Fees Summary	Aug. 05, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 200,000,000
Previously Paid Amount	0
Total Fee Amount	30,620.00
Total Offset Amount	0
Net Fee	$ 30,620.00